Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO RULE 13a-14(b) OR RULE 15d-14(b)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND 18 U.S.C. SECTION 1350

In connection with the Annual Report of Fluor Corporation (the “Company”) on Form 10-K for the period ended
December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David E. Constable, Chief Executive Officer of the Company, certify, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

•    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 20, 2024	By:	/s/ David E. Constable
David E. Constable
Chief Executive Officer

A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.